SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-KA

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):	March 10, 2004

CANYON RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11887	84-0800747

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

14142 Denver West Parkway, Suite 250 Golden, Colorado	80401

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (303) 278-8464

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX
Form of Subscription Agreement
Form of Reconfirmations
Opinion of Law Office of Reed & Reed, P.C.

          Our Form 8-K dated March 10, 2004 is hereby amended to read in its entirety as follows:

Item 5. Other Events and Regulation FD Disclosure

          Pursuant to the terms of certain subscription agreements dated March 10, 2004 (the “Subscription Agreements”) by and between Canyon Resources Corporation and several investors (the “Investors”) and subsequently reconfirmed on or about March 18, 2004, we will on or about March 22, 2004, issue and sell to the Investors an aggregate of 1,630,970 shares of our common stock (the “Shares”), at a purchase price of $4.37 per share, off of our effective shelf registration statement. Gross proceeds of this offering will be approximately $7,127,300.

          We will use the net proceeds of this offering for general corporate purposes.

          A copy of the form of the Subscription Agreement and Reconfirmation are attached to this report as Exhibits 4.1 and 4.2, respectively and are incorporated herein by reference.

          In order to furnish certain exhibits for incorporation by reference into our Registration Statement on Form S-3 previously filed with the Securities and Exchange Commission (File No. 333-112302), which Registration Statement was declared effective by the Commission on February 27, 2004, and which Registration Statement contains our prospectus dated January 29, 2004, as supplemented by our prospectus supplement dated March 18, 2004, we are filing the opinion of the Law Office of Reed & Reed, P.C. as Exhibit 5.1 to the Registration Statement.

          The opinion of the Law Office of Reed & Reed, P.C. filed as Exhibit 5.1 herewith relates to the validity of the shares of common stock to be sold by us pursuant to the prospectus supplement dated March 18, 2004.

          Following the offering described above, Canyon Resources Corporation will have 27,762,926 shares of common stock outstanding, compared to 26,131,956 shares before the offering.

          In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, we note that certain statements set forth in this Current Report on Form 8-K may constitute forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. These statements are subject to various risks and uncertainties that may cause actual results to vary significantly. These risks and uncertainties include, but are not limited to the speculative nature of mineral exploration, precious metals prices, production and reserve estimates, production costs, cash flows, environmental and governmental regulations, availability of financing, judicial proceedings, force majeure events, and other risk factors detailed in our most recent annual report on Form 10-K for the fiscal year ended December 31, 2002, as amended, our most recent Quarterly Report on Form 10-Q, and other filings with the Securities and Exchange Commission. Readers should consider all of these risk factors as well as other information contained in this report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits – The following documents are filed as exhibits to this report:

4.1	Form of Subscription Agreements

4.2	Form of Reconfirmations

5.1	Legal Opinion of Law Office of Reed & Reed, P.C.

SIGNATURES

          Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANYON RESOURCES CORPORATION

Date: March 18, 2004	By:	/s/ Gary C. Huber

Gary C. Huber Vice President-Finance

EXHIBIT INDEX

          The following exhibits are filed with the Current Report on Form 8-K.

Exhibit
Number	Description
4.1	Form of Subscription Agreements

4.2	Form of Reconfirmations

5.1	Legal Opinion of Law Office of Reed & Reed, P.C.

4